UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 4, 2017 (May 1, 2017)

Date of Report (Date of Earliest Event Reported)

Harte Hanks, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7120	74-1677284
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9601 McAllister Freeway, Suite 610

San Antonio, Texas  78216

(210) 829-9000

(Address of principal executive offices and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 1, 2017, the Company entered into an Agreement (the “3Q Agreement”) with its wholly owned subsidiary 3Q Digital, Inc. (“3Q”) and Maury Domengeaux, as representative to the former stockholders and optionholders of 3Q (the “Effective Time Holders”) pursuant to that certain Agreement and Plan of Merger, dated as of March 16, 2015, by and among a wholly owned subsidiary of the Company and 3Q (the “2015 Merger Agreement”). The 3Q Agreement provides, among other things, for an amendment to the 2015 Merger Agreement to defer the Company’s obligation to pay the Effective Time Holders up to an additional $35 million in earnout consideration (the “Earnout Consideration”) until the earlier of (x) the sale of the 3Q business or (y) April 1, 2019, if and to the extent the conditions to payment of the Earnout Consideration as set forth in the 2015 Merger Agreement are satisfied.  In addition, under the 3Q Agreement the Company agreed to (i) engage financial advisors to assist the Company in the formal process of soliciting potential bidders and bids for the sale of 3Q, (ii) pay a special bonus pool for the Effective Time Holders upon the sale of the 3Q business in the event such sale occurs prior to April 1, 2019, and (iii) approve and adopt a sale bonus plan for certain current employees of 3Q, payable upon the sale of the 3Q business in the event such sale occurs prior to April 1, 2019.

The foregoing description of the 3Q Agreement is subject to and qualified in its entirety by reference to the full text of the 3Q Agreement, which is filed as Exhibit 2.1 hereto and the 2015 Merger Agreement, which was filed as Exhibit 2.1 to the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2015, filed on May 7, 2015.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being filed herewith:

Exhibit Number	Exhibit Title
2.1*	Agreement, dated May 1, 2017, among Harte Hanks, Inc., 3Q Digital, Inc. and Maury Domengeaux, as Representative.

*Schedules to the agreement have been omitted pursuant to Item 6.01(b)(2) of Regulation S-K. The company undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harte Hanks, Inc.

Dated: May 4, 2017

By:	Robert L. R. Munden
Executive Vice President,
General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Title
2.1*	Agreement, dated May 1, 2017, among Harte Hanks, Inc., 3Q Digital, Inc. and Maury Domengeaux, as Representative.

*Schedules to the agreement have been omitted pursuant to Item 6.01(b)(2) of Regulation S-K. The company undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC.